COMMITMENTS AND CONTINGENCIES - Summary of the Purchase Commitments (Detail) $ in Thousands	Dec. 31, 2022 USD ($)
Commitments and Contingencies Disclosure [Abstract]
2023	$ 29,012
2024	5,808
2025	7,590
2026	4,505
2027	4,773
Thereafter	5,000
Total	$ 56,688